SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 5, 1996
                                -----------------

                               FSF FINANCIAL CORP.
- --------------------------------------------------------------------------------
         Minnesota                            0-24648              41-1783064
- ----------------------------                  -------              ----------
(State or other jurisdiction               (SEC File No.)         (IRS Employer
   of incorporation)                                              Identification
                                                                      Number)

201 Main Street South, Hutchinson, MN                              55350-2573
- -------------------------------------                              ----------
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (612) 234-4500
                                                           --------------

                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.       Other Events
              ------------

       FSF Financial Corp., Hutchinson, Minnesota, ("Registrant") the holding company of First Federal fsb, announced that it had received the necessary approvals from the Office of Thrift Supervision ("OTS") necessary to repurchase up to 5% or 173,884 shares of the Corporation's Common Stock subsequent to October 6, 1996, the Registrant's two year anniversary as a public company It is anticipated that such shares of Common Stock will be purchased in open market transactions from time to time during the next twelve months.

       A copy of a press release issued May 8, 1996 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits
              ------------------------

              (c)  Exhibits:

                   99  Press Release dated September 5, 1996.

                                   Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FSF FINANCIAL CORP.

Date:  September 5, 1996                    By: /s/ Richard H. Burgart
       -----------------                        Richard H. Burgart
                                                Chief Financial Officer